Separation Agreement and Release Christopher Jewell and Cartesian Therapeutics, Inc. (the (collectively Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Employment Agreement (as defined below). WHEREAS, the Parties have previously entered into that certain Employment Agreement, dated as of March 26 or a subsidiary or affiliate of the Company effective November 14, 2025, or an earlier date as the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related or affiliates but, for the avoidance of doubt, nothing herein will be deemed to release any rights or remedies in Company, vested benefits or to defense or indemnification by the Company or any of its affiliates pursuant The Company agrees not to provided that nothing herein shall prohibit the Company from responding truthfully to requests for information from, or require the Company to make any false or misleading statements to, any governmental authority; and WHEREAS, the Company provided Executive with a written Notice of Termination on October 15, 2025 and presented Executive with this Separation Agreement and Release on October 15, 2025. NOW, THEREFORE, in consideration of the severance payments and benefits described in Section 4 of the Employment Agreement, which, pursuant to the Employment Agreement, are -revocation of this Agreement, and in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows: 1. Separation Date; Notice Period. Company will be November 14, 2025, unless earlier terminated by the Company with or without Cause (as defined in Section 7(a) of the Employment Agreement), although Executive shall only perform job duties for the Company until October 31, 2025, with the exception of any limited duties subject to any separately executed consulting agreement, which Executive may perform after October 31, 2025. During the period between October 15, 2025 and October 31, 2025 (the their job duties, assist with the transition of their job duties, and abide by the terms of their Employment Agreement, Restrictive Covenants Agreement, and all Company policies. before November 14, 2025 for Cause, Executive will solely be paid their base salary and benefits through the termination date and is not entitled to the Severance Payments described in Section 2 of this Agreement or any other severance from Company. The Company reserves the right to shorten the Notice Period at its Exhibit 10.22 discretion; provided, that, so long as Executive is not earlier terminated for Cause, Executive will November 14, 2025. 2. Severance Payments; Salary and Benefits. The Company agrees to provide Executive with the severance payments and benefits described in Section 4(b) of the Employment to the terms and conditions of, the Employment Agreement. In addition, to the extent not already paid, and subject to the terms and conditions of the Employment Agreement, the Company shall pay or provide to Executive all other payments or benefits described in Section 3(c) of the Employment Agreement, subject to and in accordance with the terms thereof. For the avoidance of doubt, if Executive does not sign this Agreement, or Executive signs but then revokes the Agreement, then Executive shall not be entitled to the Severance Payments. 3. Release of Claims. Executive agrees that, other than with respect to the Retained Claims, the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company, any of its direct or indirect subsidiaries and affiliates, and any of their current and former officers, directors, equity holders, managers, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries and predecessor and successor corporations and members, executors, agents, and assigns, other than with respect to the Retained Claims, hereby and forever releases the Releasees from any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement (as defined in Section 7 below), including, without limitation: (a) service relationship with the Company or any of its direct or indirect subsidiaries or affiliates and the termination of that relationship; (b) or actual purchase of any shares of stock or other equity interests of the Company or any of its affiliates, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law; (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;

(d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; the Sarbanes-Oxley Act of 2002; the Maryland Fair Employment Practices Act; the Maryland False Claims Act; the Maryland Parental Leave Act; and the Maryland Healthy Working Families Act. (e) any and all claims for violation of the federal or any state constitution; (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; (h) any and all claims arising out of the wage and hour and wage payments laws and regulations of the state or states in which Executive has provided service to the Company or any of its affiliates; and (i) any and all claims for fees and costs. Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not release claims that possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002, or any other whistleblower protection in a charge, investigation or proceeding by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company (with the understanding bars Executive from recovering monetary or other individual relief from the Company or any Releasee in connection with any charge, investigation or proceeding, or any related complaint or lawsuit, filed by Executive or by anyone else on before the federal Equal Employment Opportunity Commission or a comparable state or local agency), claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law, claims to continued participation claims to any benefit entitlements vested as the date of separation of employment, pursuant to written terms of any employee benefit plan of the Company or its affiliates and right under applicable law and any Retained

Claims. This release further does not release claims for breach of Section 3(c), Section 4(b) or Section 4(c) of the Employment Agreement arising after the Effective Date. 4. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive executes this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive is hereby advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has 21 days within which to consider this Agreement, and the parties agree that such time period to review this Agreement shall not be extended upon any material or immaterial changes to this Agreement unless required by law Agreement to revoke this Agreement pursuant to written notice to the General Counsel of the Company; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21 day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. 5. Restrictive Covenants. (a) Executive acknowledges and agrees that the restrictive covenants and other post-termination obligations set forth in the Restrictive Covenant Agreement, including without -use and non-disclosure of Confidential Information (as defined in the Restrictive Covenant Agreement), non-solicitation, cooperation, and return of property, are hereby incorporated by reference and shall remain in full force and effect pursuant to their terms to the maximum extent permitted by applicable law. Executive represents and warrants that Executive has complied with all provisions of the Restrictive Covenant Agreement at all times through the Effective Date. For the avoidance of doubt, the Company agrees not to enforce the non-competition provision of the Restrictive Covenant Agreement following the Separation Date. 6. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision. 7. No Oral Modification; Entire Agreement. This Agreement may only be amended in a writing signed by Executive and a duly authorized officer of the Company. This Agreement sets forth the entire agreement between the Company and Executive, and fully replaces any and all prior agreements or understandings, written or oral, between Executive and the Company pertaining to the subject matter of this Agreement, except for the provisions of the Employment Agreement incorporated herein by reference and the Restrictive Covenant Agreement, as modified herein, which shall remain in full force and effect. 8. Governing Law. This Agreement shall be subject to the provisions of Sections 9(a) and 9(c) of the Employment Agreement. 9. Effective Date. This Agreement will become effective on the eighth day after Executive signs this Agreement, so long as it has been signed by the Parties and has not been Executive must not execute this executes this Separation Agreement before the last day of employment with the Company, the Agreement will not be effective unless Executive timely re-executes the Agreement within twenty- Agreement. For the av Executive shall not be entitled to the Severance Payments. 10. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part claims against the Company and any of the other Releasees. Executive acknowledges that: (a) Executive has read this Agreement; (b) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement; (c) Executive has been represented in the preparation, negotiation, and execution of this Agreement understands the terms and consequences of this Agreement and of the releases it contains; and (e) Executive is fully aware of the legal and binding effect of this Agreement. [Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. EXECUTIVE Dated: _____________________________ Christopher Jewell CARTESIAN THERAPEUTICS, INC. Dated: By: Name: Title: /s/ Christopher Jewell /s/ Carsten Brunn